UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2017

Chevron Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-00368	94-0890210
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer No.)

6001 Bollinger Canyon Road, San Ramon, CA	94583
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (925) 842-1000

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.     Other Events.

On March 3, 2017, Chevron Corporation (the “Corporation”) issued its 1.686% Notes Due 2019 in the aggregate principal amount of $550,000,000 (the “2019 Fixed Rate Notes”), its Floating Rate Notes Due 2019 in the aggregate principal amount of $450,000,000 (the “2019 Floating Rate Notes”), its 1.991% Notes Due 2020 in the aggregate principal amount of $600,000,000 (the “2020 Fixed Rate Notes”), its Floating Rate Notes Due 2020 in the aggregate principal amount of $400,000,000 (the “2020 Floating Rate Notes”), its 2.498% Notes Due 2022 in the aggregate principal amount of $700,000,000 (the “2022 Fixed Rate Notes”), its Floating Rate Notes Due 2022 in the aggregate principal amount of $300,000,000 (the “2022 Floating Rate Notes”) and its 2.895% Notes Due 2024 in the aggregate principal amount of $1,000,000,000 (the “2024 Fixed Rate Notes”, and together with the 2019 Fixed Rate Notes, the 2019 Floating Rate Notes, the 2020 Fixed Rate Notes, the 2020 Floating Rate Notes, the 2022 Fixed Rate Notes and the 2022 Floating Rate Notes, the “Notes”). The Notes were issued pursuant to an Indenture (the “Indenture”), dated as of June 15, 1995, as supplemented by the Ninth Supplemental Indenture dated as of March 3, 2017 (the “Ninth Supplemental Indenture”), each being between the Corporation and Wells Fargo Bank, National Association, as trustee (the “Trustee”).

On February 28, 2017, the Corporation entered into an Underwriting Agreement (the “Underwriting Agreement”) with Barclays Capital Inc., Citigroup Global Markets Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named therein (the “Underwriters”), pursuant to which the Corporation agreed to issue and sell the Notes to the Underwriters. The provisions of the Underwriting Agreement are incorporated herein by reference.

The 2019 Fixed Rate Notes and the 2019 Floating Rate Notes will mature on February 28, 2019, the 2020 Fixed Rate Notes and the 2020 Floating Rate Notes will mature on March 3, 2020, the 2022 Fixed Rate Notes and the 2022 Floating Rate Notes will mature on March 3, 2022 and the 2024 Fixed Rate Notes will mature on March 3, 2024.

The Corporation will pay interest on (i) the 2019 Fixed Rate Notes on February 28 and August 28 of each year starting on August 28, 2017, (ii) the 2019 Floating Rate Notes on February 28, May 28, August 28 and November 28 of each year starting on May 28, 2017, (iii) the 2020 Fixed Rate Notes on March 3 and September 3 of each year starting on September 3, 2017, (iv) the 2020 Floating Rate Notes on March 3, June 3, September 3 and December 3 of each year starting on June 3, 2017, (v) the 2022 Fixed Rate Notes on March 3 and September 3 of each year starting on September 3, 2017, (vi) the 2022 Floating Rate Notes on March 3, June 3, September 3 and December 3 of each year starting on June 3, 2017 and (vii) the 2024 Fixed Rate Notes on March 3 and September 3 of each year starting on September 3, 2017. The 2019 Floating Rate Notes will bear interest at a floating rate equal to three-month London Interbank Offered Rate (“LIBOR”) plus 0.090%, the 2020 Floating Rate Notes will bear interest at a floating rate equal to LIBOR plus 0.210% and the 2022 Floating Rate Notes will bear interest at a floating rate equal to LIBOR plus 0.480%. The Corporation will have the right to redeem the fixed rate notes in whole or in part at any time prior to maturity at the redemption price described in the Final Prospectus Supplement filed with the Securities and Exchange Commission on March 1, 2017 (Registration No. 333-206095) (the “Final Prospectus Supplement”). The Corporation will not have the right to redeem the floating rate notes prior to maturity.

The Corporation has filed with the Securities and Exchange Commission a Prospectus dated August 5, 2015 (Registration No. 333-206095), a Preliminary Prospectus Supplement dated February 28, 2017, a Free Writing Prospectus dated February 28, 2017 and the Final Prospectus Supplement dated February 28, 2017 in connection with the public offering of the Notes.

The descriptions of the Underwriting Agreement and the Ninth Supplemental Indenture are qualified in their entirety by the terms of such agreements themselves. Please refer to such agreements, and the form of the 2019 Fixed Rate Notes, the form of the 2019 Floating Rate Notes, the form of the 2020 Fixed Rate Notes, the form of the 2020 Floating Rate Notes, the form of the 2022 Fixed Rate Notes, the form of the 2022 Floating Rate Notes and the form of the 2024 Fixed Rate Notes, each of which is incorporated herein by reference and attached to this report as Exhibits 1.1, 4.1, and 4.2, respectively.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number

1.1	Underwriting Agreement, dated February 28, 2017, among the Corporation and Barclays Capital Inc., Citigroup Global Markets Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as the representatives of the several underwriters named therein.

4.1	Ninth Supplemental Indenture, dated as of March 3, 2017, between Chevron Corporation and Wells Fargo Bank, National Association, as trustee.

4.2	Forms of 1.686% Notes Due 2019, Floating Rate Notes Due 2019, 1.991% Notes Due 2020, Floating Rate Notes Due 2020, 2.498% Notes Due 2022, Floating Rate Notes Due 2022 and 2.895% Notes Due 2024 (contained in Exhibit 4.1 hereto).

5.1	Opinion of Pillsbury Winthrop Shaw Pittman LLP.

23.1	Consent of Pillsbury Winthrop Shaw Pittman LLP (contained in their opinion filed as Exhibit 5.1 hereto).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 3, 2017

CHEVRON CORPORATION

By	/s/ Christine L. Cavallo
Name: Christine L. Cavallo
Title: Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated February 28, 2017, among the Corporation and Barclays Capital Inc., Citigroup Global Markets Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as the representatives of the several underwriters named therein.

4.1	Ninth Supplemental Indenture, dated as of March 3, 2017, between Chevron Corporation and Wells Fargo Bank, National Association, as trustee.

4.2	Forms of 1.686% Notes Due 2019, Floating Rate Notes Due 2019, 1.991% Notes Due 2020, Floating Rate Notes Due 2020, 2.498% Notes Due 2022, Floating Rate Notes Due 2022 and 2.895% Notes Due 2024 (contained in Exhibit 4.1 hereto).

5.1	Opinion of Pillsbury Winthrop Shaw Pittman LLP.

23.1	Consent of Pillsbury Winthrop Shaw Pittman LLP (contained in their opinion filed as Exhibit 5.1 hereto).